                                                   June 30, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds




Extraordinary Talent. Masterful Performance.

Nuveen Dividend and Growth Fund



A balanced portfolio of bonds
& stocks for investors seeking
attractive income with an
opportunity for capital growth.

[PICTURE APPEARS HERE]







 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

    Contents
  1 Dear Shareholder
  3 From the Portfolio Manager's Perspective
  6 Fund Spotlight
  7 Portfolio of Investments
  9 Statement of Net Assets
 10 Statement of Operations
 10 Statement of Changes in Net Assets
 11 Notes to Financial Statements
 15 Financial Highlights
 16 Report of Independent Public
    Accountants
 17 Fund Information

DEAR
Shareholder


At this writing, we're more than halfway through 1999. The much-talked-about millennium (Y2K) looms, which really puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.)

We think about all the things we thought we would have accomplished before 1999 became 2000. Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. Testing should be completed by the end of September.

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to help our industry make a smooth transition into the year 2000. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     With our systems in place and ready to handle Y2K, we look forward to helping you achieve your financial goals in the new millennium.

Your Fund's Fiscal Year. I want to briefly report on the economic environment in which your investment in Nuveen Dividend and Growth Fund performed. Read on for an in-depth interview with a representative from the portfolio management team for your fund, describing how that team of investment and research professionals directed the portfolio during its fiscal year, July 1, 1998, through June 30, 1999.

     Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades.


[Picture of Timothy R. Schwertfeger Appears Here]
Timothy R. Schwertfeger
Chairman of the Board

                                "All efforts to
                               safeguard critical
                               systems are right
                                  on schedule
                                  at Nuveen."

                                                           ANNUAL REPORT  page 1

                                "Your financial
                               adviser can serve
                                 as a valuable
                             resource in helping
                               you determine if
                                adjustments are
                                needed in your
                                 current asset
                               allocation plan."

   Concerns, however, about the pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

   We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

   . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

   . evidence of accelerating prices, most obvious in the sudden spike in the April 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

   In an effort to pre-empt this inflation threat, the Federal Reserve moved to raise the federal funds rate by a quarter-point -- to 5.0% -- at the end of June. The upward adjustment to this rate, which represents the amount banks charge one another on overnight loans, marks the first increase since March 1997 and stands in sharp contrast to the three reductions made last fall.

   Despite the minimal increase and the Fed's announcement that it would shift to a neutral bias concerning future interest rate action, uncertainty about the board's next move -- which was not diminished by Chairman Greenspan's Congressional testimony in late July -- continues.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

   For more information on any Nuveen investment, contact your financial adviser for a prospectus, call Nuveen at (800) 621-7227, or download one from our Web site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

   Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
August 16, 1999

ANNUAL REPORT  page 2

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Near the middle of the fund's fiscal year, shareholders approved an expansion of the fund's investment strategy to enhance its investment potential. At December 31, 1999, the fund's name changed from Flagship Utility Income Fund to Nuveen Dividend and Growth Fund. Under the fund's enhanced investment objectives, the managers are better prepared to fight the effects of inflation on the fund, by being able to add a measure of growth potential while still providing an opportunity to help investors meet current income needs. Brandon Thomas, director of equity funds at Nuveen, spoke with Rick Huber, portfolio manager of the fund, about the strategies used in managing the fund during its fiscal year ended June 30, 1999.

BRANDON Knowing that inflation is the "silent enemy" of income investors, we amended the fund's investment objectives, as of December 31, 1998, to add an element of capital growth potential. This should help reduce the effects of inflation on the investment.

    Over the past 20 years, average stock prices have risen faster than the cost of living, which is why investing at least a part of your portfolio in stock may help you keep pace with inflation and preserve capital -- the source of future earning power.

    To review what changes took place, let me briefly say that the fund is being managed to create a blended product. We begin with a solid foundation for income. That is, the managers invest the portfolio in a diversified selection of fixed-income securities that pay regular income. Most of these securities are investment grade quality at the time of purchase, either rated in one of the four highest rating categories by a major rating agency or considered by Rick and his team to be of comparable quality. Then they add between 25% and 45% of stocks of established companies. They must represent good relative value, provide current income and show potential for appreciation.

    Rick, how did your investment team manage the transition from a utility income fund to an income fund with capital growth potential?

RICK We've taken a number of steps, including broadening our sector holdings. We believed the valuations in the telecommunications and financial sectors were particularly attractive, and we've added the stocks of several household names to the portfolio.

    We added positions in Ameritech, AT&T, GTE and Sprint based on their financial strength. We also felt these companies should benefit from advances in technology, especially in the areas of voice and data delivery. These sorts of companies offer a unique blend of high current income potential as well as possibilities for capital appreciation.

    The fund is well diversified, however, with electric companies and natural gas companies, traditional holdings of the fund, making up about 45% of the fund. With that said, our research staff identified the electric utility sector as a likely underperformer, and we reduced the fund's exposure to this sector. Limiting the fund's

Richard Huber, with nearly 15 years investment industry experience, is a vice president of Nuveen Investment Advisory Corp. and has served as portfolio manager of Nuveen Dividend and Growth Fund for nine years.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers(SM) -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. They have been chosen by Nuveen for their rigorously disciplined investment approaches and their consistent long-term performance.

Nuveen's Premier Adviser(SM) for income investing is Nuveen Investment Advisory Services. Nuveen Investment Advisory Services relies on a team of 13 portfolio managers and 13 dedicated research analysts averaging approximately 10 years of professional experience to manage more than $35 billion in assets. The team follows a well-defined, disciplined investment approach that seeks to uncover securities with exceptional relative value and identify those with the potential to provide above-average returns.

This disciplined, research-oriented approach is the key investment strategy for Nuveen Dividend and Growth Fund.




Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 1999. The views expressed are those of the investment management team and are subject to change at any time, based on market and other conditions.


                                                           ANNUAL REPORT  page 3
allocation to this sector proved beneficial and helped protect the value of the fund, as the sector has recently underperformed the Standard and Poor's 500 Index.

    Proceeds from the sale of electric holdings helped fund our purchase of financial services stocks, a sector identified as attractive. This sector, made up, in part, of investment brokerages, regional banks and consumer finance companies. We added Banc One Corp. and Heller Financial to the portfolio. Banc One had a modest price-to-earnings ratio, an above-average dividend yield and a strong growth rate in earnings per share. It also has a significant lead in using the Internet to provide and market innovative banking, mortgage lending and credit card services. Both stocks have appreciated nicely.

    We also added Williams Companies, a unique combination of natural gas pipelines and a telecommunications network, which performed well based in part on a favorable sale of 10% of its fiber-optic network to SBC Communications. Sprint Corp. was also a strong stock based on continued robust growth trends in long distance, Internet and wireless usage.



BRANDON Keeping in mind that the fund was managed during the first half of its fiscal year under its former investment objectives and policies, how did the fund perform?

RICK The fund's total return was 7.80% for the one-year period, and 12.84% and 8.67% for the five- and 10-year periods, respectively.

    The fund's SEC 30-day yield was 5.35% at June 30, 1999, and its dividend per share was increased slightly in February.



BRANDON The Federal Reserve Board cut the federal funds rate three times in the fall of 1998, bringing it to 4.75%, but then raised its target by 25 basis points to 5% on June 30, 1999. Why?

RICK The Fed's rate cuts were made to avert a potential domestic credit crunch and restore some stability to global markets. The moves seemed to have worked, as the U.S. economy since has continued its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades, prompting the late June reversal by the Fed.

    All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This confidence is reflected in the most recent Consumer Confidence Index


  Top Ten Common Stock Holdings

  Enron Corp                                         6.6%
-----------------------------------------------------------
  GTE Corporation                                    6.1%
-----------------------------------------------------------
  Camden Property Trust                              6.0%
-----------------------------------------------------------
  Ameritech Corporation                              5.9%
-----------------------------------------------------------
  Sprint Corporations (FON Group)                    5.7%
-----------------------------------------------------------
  Equity Office Properties Trust                     5.5%
-----------------------------------------------------------
  Bear Stearns Companies Inc.                        5.0%
-----------------------------------------------------------
  Banc One Corporation                               4.8%
-----------------------------------------------------------
  Carolina Power & Light Company                     4.6%
-----------------------------------------------------------
  Williams Companies Incorporated                    4.6%
-----------------------------------------------------------


The companies listed represent their respective percentage of common stock holdings as of 6/30/99. Over time, the fund's holdings and their percentages will vary.

ANNUAL REPORT  page 4
report, issued by the New York-based business research group, the Conference Board Inc., which showed a record-setting eight consecutive month of gains in June.

     On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.



BRANDON What is your outlook for the fund, especially in light of the recent concerns about inflation as well as the fund's new direction?

RICK We are confident that the portfolio is positioned well. The U.S. economy is strong. The reason for the domestic October and November rate cuts made by the Federal Reserve -- global economic uncertainty -- is behind us. We have had one rate increase by the Fed so far this year, and there may be more, but we think the implications for the stock market are neutral.

     We'll continue to look for opportunities to decrease the portfolio's utility position and use the proceeds to buy holdings that offer the best combination of current income and growth potential for shareholders.

     In the months ahead, we will continue to watch for indications from the Fed and other factors that affect the economy's future, including wage and employment statistics, reports on productivity growth, capital equipment spending and the progress of international economic recovery. We believe these key components will influence the outlook for fixed-income markets well into the new millennium.


     "All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets."

[PIE CHART APPEARS HERE]

Equity Diversification

Electric
Companies............................................  25.2%
Natural Gas..........................................  19.2%
Real Estate
Investment Trusts....................................  15.2%
Telephone............................................  12.0%
Telecommunications
Long Distance........................................   5.7%
Investment
Banking/Brokerage....................................   5.0%
Banks
Major--Regional......................................   4.8%
Air Freight..........................................   3.3%
Consumer Finance.....................................   3.0%
Chemicals............................................   2.4%
Oil Gas Refinement...................................   2.3%
Distributors--
Food and Health......................................   1.9%


Portfolio composition is as of 6/30/99 is subject to change. Composition is based on the fund's U.S. common stocks.

                                                           ANNUAL REPORT  page 5

Fund Spotlight as of June 30, 1999


Terms To Know

The following are a few terms used throughout this report.

Federal Funds Rate The fed funds rate is the rate that banks charge each other for overnight loans and serves as the basis many financial institutions use for setting interest charges on a variety of products, from mortgage and car loans to credit cards.

Market Capitalization The total number of a company's shares multiplied by the current price per share. The average market capitalization of a mutual fund's equity portfolio gives you a measure of the size of the companies in which the fund invests, based on the market capitalization of the stocks in the fund's portfolio.

Small cap, mid cap, or large cap stocks are usually broken down as:

Large cap: over $5 billion in market capitalization
Mid cap:   between $1 billion and $5 billion
Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Calculation Total return is calculated by comparing the net asset value (NAV) of a fund at the beginning and end of a period, with the result expressed as a percentage change from the beginning NAV. The net asset value is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any.


Quick Facts

                  A Shares    B Shares    C Shares    R Shares
NAV                 $13.43      $13.47      $13.39      $13.48
---------------------------------------------------------------
Fund Symbol          FUIAX         N/A       FLUCX       FAACX
---------------------------------------------------------------
CUSIP            67067B104   67067B203   67067B302   67067B401
---------------------------------------------------------------
Inception Date        8/83       12/98        7/93       12/98
---------------------------------------------------------------

Portfolio Allocation

[PIE CHART APPEARS HERE]

               Common
               Stocks......38%

               Fixed
               Income......34%

               Preferred
               Stocks......24%

               Cash
               Equivalents..4%

Total Returns+

               A Shares          B Shares   C Shares   R Shares
            NAV        Offer       NAV        NAV        NAV
YTD         0.75%      -5.03%      0.40%      0.39%       .83%
---------------------------------------------------------------
1-Year      7.80%       1.57%      7.37%      7.06%      8.31%
---------------------------------------------------------------
5-Year*    12.84%      11.51%     12.08%     12.18%     12.95%
---------------------------------------------------------------
10-Year*    8.67%       8.03%      8.03%      7.97%      8.72%
---------------------------------------------------------------
SEC 30-Day
Yield       5.35%       5.05%      4.60%      4.61%      5.61%


Portfolio Statistics

Total Net Assets         $23.9 million
---------------------------------------
Average Market
Capitalization (Stocks)    $21 billion
---------------------------------------
Average P/E                       22.1
---------------------------------------
Number of Common Stocks             23
---------------------------------------
Expense Ratio*                   1.34%
---------------------------------------

* For Class A shares after reimbursement

+ Returns for Class A shares are actual. Returns for Class B, C, and R shares are actual for the period since inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in total return figures.

* Annualized.


Index Comparison.


[LINE CHART APPEARS HERE]

         Nuveen Dividend and  Nuveen Dividend and  S&P 500      Lehman U.S.
          Growth Fund (NAV)   Growth Fund (Offer)   Index   Aggregate Bond Index
         -------------------  -------------------  -------  --------------------
6/89           10000                  9425          10000          10000
7/89           10137                  9554          10903          10213
6/99           22972                 21651          55849          21890

-- Nuveen Dividend and Growth Fund (NAV) $22,972
-- Nuveen Dividend and Growth Fund (Offer) $21,651
-- S&P 500 Index $55,849
-- Lehman U.S. Aggregate Bond Index $21,890

 .   The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Standard and Poor's 500 Index and the Lehman Brothers U.S. Aggregate Bond Index. The indexes do not reflect any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to A shares (5.75%) and all ongoing fund expenses. An index is not available for direct investment.

Effective January 1, 1999, the maximum sales charge for Class A shares was increased to 5.75% from 4.20%.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                           ANNUAL REPORT  page 6

                        Portfolio of Investments
                        Nuveen Dividend and Growth Fund
                        June 30, 1999


                                                                         Market
       Shares  Description                                                Value
--------------------------------------------------------------------------------
               COMMON STOCKS - 38.7%

               Basic Materials - 0.9%

       15,000  USEC Inc.                                             $  223,125
--------------------------------------------------------------------------------
               Consumer Staples - 0.7%

       10,000  Bergen Brunswig Corporation - Class A                    172,500
--------------------------------------------------------------------------------
               Energy - 4.1%

       10,000  Sonat Incorporated                                       331,250

       10,000  Valero Energy Corporation                                214,375

       10,000  Williams Companies Incorporated                          425,625
--------------------------------------------------------------------------------
               Financials - 10.8%

        7,500  Banc One Corporation                                     446,719

       10,000  Bear Stearns Companies Inc.                              467,500

        9,500  Boston Properties, Inc.                                  340,813

       20,000  Camden Property Trust                                    555,000

       20,000  Equity Office Properties Trust                           512,500

       10,000  Heller Financial, Inc.                                   278,125
--------------------------------------------------------------------------------
               Transportation - 1.3%

       11,000  Airborne Freight Corporation                             304,563
--------------------------------------------------------------------------------
               Utilities - 20.9%

        7,500  Ameritech Corporation                                    551,250

       10,000  CMS Energy Corporation                                   418,750

       10,000  Carolina Power & Light Company                           428,125

       10,000  Cinergy Corp.                                            320,000

        7,500  Duke Energy Corporation                                  407,813

        7,500  Enron Corp.                                              613,125

        7,500  GTE Corporation                                          568,125

       20,000  MCN Corporation                                          415,000

       20,000  Pacificorp                                               367,500

       15,000  Rochester Gas & Electric Company                         398,438

       10,000  Sprint Corporations (FON Group)                          528,125
--------------------------------------------------------------------------------
               Total Common Stocks - (cost $8,095,913)                9,288,346
               -----------------------------------------------------------------

                   Nuveen Dividend and Growth Fund
                   June 30, 1999

                                                                                                                             Market
     Shares    Description                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS - 24.7%

               Energy - 3.0%

     30,000    Equitable Resources, Incorporated (7.350%)                                                               $   716,250
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 21.7%

     20,000    GTE Delaware (9.250%)                                                                                        505,000
     30,000    Coastal Finance I, The Coastal Corporation (8.375%)                                                          740,625
     20,000    MCI Capital I (8.000%)                                                                                       500,000
     30,000    MCN Michigan L.P. (9.376%)                                                                                   757,500
     20,000    MediaOne Financial Trust III (9.040%)                                                                        535,000
     20,000    Mission Capital L.P. (9.875%)                                                                                510,000
     20,000    Ohio Power Company (7.920%)                                                                                  490,000
     26,875    Pacific Telesis Financing I (7.560%)                                                                         663,477
     20,000    TransCanada Pipeline (8.250%)                                                                                502,500
-----------------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stocks - (cost $5,944,219)                                                                 5,920,352
               --------------------------------------------------------------------------------------------------------------------

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 34.9%

               Capital Goods - 2.0%

 $  525,000    Interpool Capital Trust,  9.875%, 2/15/27                                    No Opt. Call        BBB-        471,303
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 3.8%

  1,000,000    TRW Incorporated, 6.250%, 1/15/10                                            No Opt. Call           A        910,936
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 5.7%

    750,000    PDVSA Finance Limited,  9.375%, 11/15/07                                     No Opt. Call          A3        736,392
    625,000    Norcen Energy Resource Limited,  7.375%, 5/15/06                             No Opt. Call         BBB        618,911
-----------------------------------------------------------------------------------------------------------------------------------
               Financials - 10.3%

    500,000    Commercial Mortgage Trust, Series 99C1-A3, 6.640%, 9/17/10                   No Opt. Call         AAA        484,300
  1,000,000    Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass              No Opt. Call          AA        982,200
                 Through Certificates, Series 1999-RM1, 6.810%, 12/15/31
  1,000,000    United Dominion Realty Trust, 7.600%, 1/25/02                                No Opt. Call         BBB        990,355
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 4.0%

    500,000    Columbia/HCA Healthcare Corporation, 6.870%, 9/15/03                         No Opt. Call         BB+        469,602
    500,000    Columbia/HCA Healthcare Corporation, 6.630%, 7/15/45                         No Opt. Call         BB+        478,474
                (Mandatory put 7/15/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 4.7%

    750,000    Laidlaw Inc., 7.650%, 5/15/06                                                No Opt. Call         BBB        731,082
    500,000    Windsor Petroleum Transportation Corporation, 7.840%, 1/15/21                No Opt. Call        Baa3        392,499
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 4.4%

  1,000,000    AES China Generation Limited, 10.125%, 12/15/06                         12/01 at 105 1/16         BB-        576,249
    500,000    CMS Energy Corporation, 7.500%, 1/15/09                                      No Opt. Call          BB        466,213
-----------------------------------------------------------------------------------------------------------------------------------
               Total Corporate Bonds - (cost $8,655,350)                                                                  8,308,516
               --------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 4.2%

 $1,000,000    AT&T Corporation, Commercial Paper, effective yield of                                            A-1      1,000,000
                 5.080%, 7/01/99
-----------------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments - (cost $1,000,000)                                                           1,000,000
               --------------------------------------------------------------------------------------------------------------------
               Total Investments - (cost $23,695,482) - 102.5%                                                           24,517,214
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (2.5)%                                                                      (608,876)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $23,908,338
               ====================================================================================================================

                * Optional Call Provisions (not covered by the report of
                  independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

Statement of Net Assets
Nuveen Dividend and Growth Fund
June 30, 1999

---------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $23,695,482) (note 1)                                              $24,517,214
Receivables:
 Dividends and interest                                                                                             194,875
 Fund manager (note 5)                                                                                                2,201
 Investments sold                                                                                                   491,990
 Shares sold                                                                                                         12,995
Other assets                                                                                                        165,410
---------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                   25,384,685
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                      845,543
Payables:
 Investments purchased                                                                                              488,338
 Shares redeemed                                                                                                     29,911
Accrued expenses:
 12b-1 distribution and service fees (notes 1 and 5)                                                                  8,396
 Other                                                                                                               66,282
Dividends payable                                                                                                    37,877
---------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                               1,476,347
---------------------------------------------------------------------------------------------------------------------------
Net assets (note 6)                                                                                             $23,908,338
===========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                      $18,288,665
Shares outstanding                                                                                                1,362,218
Net asset value and redemption price per share                                                                  $     13.43
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)*      $     14.25
===========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                      $   180,380
Shares outstanding                                                                                                   13,388
Net asset value, offering and redemption price per share                                                        $     13.47
===========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                      $ 5,415,747
Shares outstanding                                                                                                  404,529
Net asset value, offering and redemption price per share                                                        $     13.39
===========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                      $    23,546
Shares outstanding                                                                                                    1,747
Net asset value, offering and redemption price per share                                                        $     13.48
===========================================================================================================================

* Effective after the close of business on December 31, 1998, the maximum sales charge on Class A Shares was increased from 4.20% to 5.75%.

                                 See accompanying notes to financial statements.
9

Statement of Operations
Nuveen Dividend and Growth Fund
Year Ended June 30, 1999

----------------------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                                            $ 1,070,573
Interest                                                                                                 428,667
----------------------------------------------------------------------------------------------------------------
Total investment income                                                                                1,499,240
----------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                                                 152,958
12b-1 service fees--Class A (notes 1 and 5)                                                               42,983
12b-1 distribution and service fees--Class B (notes 1 and 5)                                                 555
12b-1 distribution and service fees--Class C (notes 1 and 5)                                              46,688
Shareholders' servicing agent fees and expenses                                                           68,252
Custodian's fees and expenses                                                                             43,586
Directors' fees and expenses (note 5)                                                                      1,009
Professional fees                                                                                         12,759
Shareholders' reports--printing and mailing expenses                                                      56,533
Federal and state registration fees                                                                       25,621
Other expenses                                                                                             6,579
----------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                     457,523
  Custodian fee credit (note 1)                                                                           (3,124)
  Expense reimbursement (note 5)                                                                         (90,088)
----------------------------------------------------------------------------------------------------------------
Net expenses                                                                                             364,311
----------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  1,134,929
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)                                         2,285,326
Net change in unrealized appreciation or depreciation of investments                                  (1,606,116)
----------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                679,210
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                           $ 1,814,139
================================================================================================================

Statement of Changes in Net Assets

                                                                                       Year Ended     Year Ended
                                                                                          6/30/99        6/30/98
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                 $ 1,134,929    $ 1,244,577
Net realized gain from investment transactions (notes 1 and 4)                          2,285,326      2,296,988
Net change in unrealized appreciation or depreciation of investments                   (1,606,116)       990,857
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              1,814,139      4,532,422
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                                (920,884)    (1,033,890)
  Class B                                                                                  (2,050)           N/A
  Class C                                                                                (224,267)      (259,894)
  Class R                                                                                    (222)           N/A
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                              (1,147,423)    (1,293,784)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                        1,555,679      1,302,662
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                                    487,743        839,065
----------------------------------------------------------------------------------------------------------------
                                                                                        2,043,422      2,141,727
Cost of shares redeemed                                                                (4,521,241)    (5,372,175)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                     (2,477,819)    (3,230,448)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                  (1,811,103)         8,190
Net assets at the beginning of year                                                    25,719,441     25,711,251
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                         $23,908,338    $25,719,441
================================================================================================================
Balance of undistributed net investment income at the end of year                     $        22    $    12,516
================================================================================================================

N/A--The Fund did not offer Class B or Class R shares prior to December 31, 1998.


                                 See accompanying notes to financial statements.

Notes to Financial Statements





1. General Information and Significant Accounting Policies

The Nuveen Dividend and Growth Fund (the "Fund") is a series of Nuveen Taxable Funds Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund seeks to provide current income and long-term growth of income and capital by investing primarily in fixed-income securities with varying maturities. The balance of fund assets will be invested primarily in stocks of established, well-known companies. The Fund will seek capital appreciation as a secondary objective.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded; however, securities traded on a national securities exchange for which there are no transactions on a given day or securities not listed on a national securities exchange are valued at the mean between the last reported bid and asked prices. Any securities or assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at amortized cost, which approximates market value.

Effective after the close of business on December 31, 1998, the prices used to value fixed-income securities in the Portfolio of Investments are based on the mean between the bid and ask prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. Common stocks and other equity securities are valued at the last sales price that day. Securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Any securities or assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1999, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund is authorized to issue Class A, B, C and R Shares, but did not offer Class B and R Shares until December 31, 1998. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares at the end of eight years. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specific classes of shareholders.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions as well as restricted securities. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Custodian Fee Credit

The fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the fund's cash on deposit with the bank. Such arrangements are an alternative to overnight investments.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                           Year Ended 6/30/99               Year Ended 6/30/98
                                                                      ----------------------------   ------------------------------
                                                                         Shares          Amount              Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                 66,653     $   883,172              99,136    $ 1,259,086
 Class B                                                                 13,296         176,327                 N/A            N/A
 Class C                                                                 35,449         472,476               3,043         43,576
 Class R                                                                  1,740          23,704                 N/A            N/A
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                 29,171         385,324              52,493        645,383
 Class B                                                                     92           1,247                 N/A            N/A
 Class C                                                                  7,670        1 01,071              15,831        193,682
 Class R                                                                      7             101                 N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        154,078       2,043,422             170,503      2,141,727
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (266,084)     (3,512,768)           (370,411)    (4,588,730)
 Class B                                                                     --              --                 N/A            N/A
 Class C                                                                (76,693)     (1,008,473)            (64,162)      (783,445)
 Class R                                                                     --              --                 N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       (342,777)     (4,521,241)           (434,573)    (5,372,175)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (188,699)    $(2,477,819)           (264,070)   $(3,230,448)
===================================================================================================================================
N/A -- The Fund did not offer Class B or Class R shares prior to December 31, 1998.

3. Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid on August 2, 1999, to shareholders of record on July 9, 1999, as follows:

--------------------------------------------------------------------------------
Dividend per share:
 Class A                $.0530
 Class B                 .0445
 Class C                 .0445
 Class R                 .0560
================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the fiscal year ended June 30, 1999, were as follows:

--------------------------------------------------------------------------------
Purchases:
 Investment securities          $22,396,173
 U.S. government obligations      3,116,932
 Short-term investments          40,716,298
Sales:
 Investment securities           24,739,147
 U.S. government obligations      3,033,630
 Short-term investments          39,744,000
================================================================================

At June 30, 1999, the identified cost of investments owned for federal income tax purposes was $23,722,118. Net unrealized appreciation for federal income tax purposes aggregated $795,096 of which $1,711,629 related to appreciated securities and $916,533 related to depreciated securities.

At June 30, 1999, the Fund had an unused capital loss carryforward of $1,403,660 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets           Management Fee
--------------------------------------------------------------------------------
For the first $125 million            .5000 of 1%
For the next $125 million             .4875 of 1
For the next $250 million             .4750 of 1
For the next $500 million             .4625 of 1
For the next $1 billion               .4500 of 1
For net assets over $2 billion        .4250 of 1
================================================================================

Effective after the close of business on December 31, 1998, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets           Management Fee
--------------------------------------------------------------------------------
For the first $125 million            .7500 of 1%
For the next $125 million             .7375 of 1
For the next $250 million             .7250 of 1
For the next $500 million             .7125 of 1
For the next $1 billion               .7000 of 1
For net assets over $2 billion        .6750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

Through December 31, 1998, the Adviser voluntarily reimbursed expenses from time to time at its discretion. Effective after the close of business on December 31, 1998, the Adviser has agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares.

During the fiscal year ended June 30, 1999, John Nuveen & Co., Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $33,600, of which approximately $29,400 was paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1999, the Distributor compensated authorized dealers with approximately $9,700 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and service fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. The Distributor retained approximately $10,300 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $100 of CDSC on share redemptions for the fiscal year ended June 30, 1999.

6. Composition of Net Assets

At June 30, 1999, the Fund had 200,000,000 shares of $.001 par value common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $24,516,880
Balance of undistributed net investment income                               22
Accumulated net realized gain (loss) from investment transactions    (1,430,296)
Net unrealized appreciation of investments                              821,732
--------------------------------------------------------------------------------
Net assets                                                          $23,908,338
================================================================================

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                     Investment Operations                Less Distributions
                              -----------------------------------     --------------------------



                                                     Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                 Net                        Ending
                         Net       Invest-          ment             Invest-                           Net
Year Ended             Asset          ment          Gain                ment    Capital              Asset         Total
June 30,               Value    Income (a)        (Loss)    Total     Income      Gains    Total     Value    Return (b)
------------------------------------------------------------------------------------------------------------------------
Class A (8/83)
  1999                $13.06          $.63         $ .38    $1.01      $(.64)     $  --    $(.64)   $13.43          7.80%
  1998                 11.51           .61          1.57     2.18       (.63)        --     (.63)    13.06         19.32
  1997                 11.09           .66           .40     1.06       (.64)        --     (.64)    11.51          9.89
  1996                 10.24           .64           .85     1.49       (.64)        --     (.64)    11.09         14.82
  1995                  9.69           .64           .55     1.19       (.64)        --     (.64)    10.24         12.73
Class B (12/98)
  1999 (c)             13.64           .37          (.32)     .05       (.22)        --     (.22)    13.47           .40
Class C (7/93)
  1999                 13.03           .54           .37      .91       (.55)        --     (.55)    13.39          7.06
  1998                 11.49           .55          1.56     2.11       (.57)        --     (.57)    13.03         18.65
  1997                 11.08           .61           .38      .99       (.58)        --     (.58)    11.49          9.25
  1996                 10.24           .58           .84     1.42       (.58)        --     (.58)    11.08         14.15
  1995                  9.69           .59           .55     1.14       (.59)        --     (.59)    10.24         12.14
Class R (12/98)
  1999 (c)             13.64           .42          (.30)     .12       (.28)        --     (.28)    13.48           .83
========================================================================================================================

Class (Inception Date)
                                               Ratios/Supplemental Data
                   --------------------------------------------------------------------------------
                                                 Ratio                         Ratio
                                                of Net                        of Net
                                Ratio of    Investment       Ratio of     Investment
                                Expenses        Income       Expenses      Income to
                              to Average    to Average     to Average        Average
                              Net Assets    Net Assets     Net Assets     Net Assets
                    Ending        Before        Before          After          After
                       Net       Credit/       Credit/        Credit/        Credit/      Portfolio
Year Ended          Assets    Reimburse-    Reimburse-     Reimburse-     Reimburse-       Turnover
June 30,             (000)          ment          ment       ment (a)       ment (a)           Rate
---------------------------------------------------------------------------------------------------
Class A (8/83)
  1999             $18,289          1.72%         4.38%          1.34%          4.76%           109%
  1998              20,013          1.35          4.92           1.34           4.93            101
  1997              20,157          1.54          5.41            .98           5.97            128
  1996              25,010          1.45          5.35            .98           5.82            115
  1995              25,000          1.52          6.00           1.00           6.52            159
Class B (12/98)
  1999 (c)             180          2.69*         4.82*          1.91*          5.60*           109
Class C (7/93)
  1999               5,416          2.37          3.74           1.99           4.12            109
  1998               5,707          1.90          4.38           1.89           4.39            101
  1997               5,555          2.09          4.91           1.53           5.47            128
  1996               6,302          2.00          4.79           1.52           5.27            115
  1995               5,501          2.06          5.49           1.54           6.01            159
Class R (12/98)
  1999 (c)              24          1.67*         5.62*           .88*          6.41*           109
===================================================================================================

*    Annualized.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

Report of Independent Public Accountants







To the Board of Directors and Shareholders of Nuveen Dividend and Growth Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of the Nuveen Dividend and Growth Fund (the "Fund") (one of the series constituting the Nuveen Taxable Funds Inc. (a Maryland corporation)) as of June 30, 1999, the related statement of operations, and the statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Nuveen Dividend and Growth Fund as of June 30, 1999, the results of its operations, the changes in its net assets and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
August 20, 1999

Fund Information



Board of Directors

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Funds Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

SERVING
Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[Picture of John Nuveen, Sr. Appears Here]
John Nuveen, Sr.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com
                                                                     EAN-DG-6-99